UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700	85008
Phoenix, Arizona	(Zip Code)
(Address of principal executive offices)

(602) 685-4000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange of Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mesa Air Group, Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on February 2, 2021. At the Annual Meeting, the Company’s shareholders voted on two proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on December 23, 2020. As of December 7, 2020, there were 35,532,494 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1. Election of Directors. The Company’s shareholders elected, by the vote indicated below, the following seven persons as directors of the Company, each to serve as such for a one-year term, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Ellen N. Artist	16,892,352	771,187	–	8,830,365
Mitchell I. Gordon	16,989,676	673,863	–	8,830,365
Dana J. Lockhart	17,083,582	579,957	–	8,830,365
Daniel J. McHugh	17,226,253	437,286	–	8,830,365
Jonathan G. Ornstein	17,085,871	577,668	–	8,830,365
Harvey W. Schiller	15,205,603	2,457,936	–	8,830,365
Spyridon P. Skiados	15,336,948	2,326,591	–	8,830,365

2. Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021, by the vote indicated below:

Votes For	Votes Against	Abstentions
26,403,874	44,298	45,732

No other proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2021	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel